Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA AB Growth Portfolio

(the “Portfolio”)

Supplement dated June 18, 2018, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented and amended to date

At the June 13, 2018 meeting of the Board of Trustees (the “Board”) of SunAmerica Series Trust, the Board approved an amendment to the Subadvisory Agreement (the “Amendment”) between SunAmerica Asset Management, LLC (“SunAmerica”) and AllianceBernstein L.P. (“AB”) with respect to the Portfolio. Under the Amendment, effective July 1, 2018, SunAmerica will pay AB a subadvisory fee equal to 0.35% on the first $50 million, 0.30% on the next $100 million, 0.25% on the next $500 million and 0.20% thereafter. Prior to July 1, 2018, SunAmerica paid AB a subadvisory fee with respect to the Portfolio equal to 0.35% on the first $50 million, 0.30% on the next $100 million and 0.25% thereafter.

Under the Subadvisory Agreement, SunAmerica is solely responsible for payment of fees to AB and thus the Amendment does not impact any obligation of the Portfolio pursuant to such Agreement. Furthermore, the Amendment does not modify the services provided under the Subadvisory Agreement. The Amendment has been approved by the Board.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.